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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 9, 2001


                             FLEMING COMPANIES, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Oklahoma                       1-8140                   48-0222760
-------------------------------   ------------------------     ------------------
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
        Incorporation)                                         Identification No.)


                 1945 Lakepointe Drive, Lewisville, Texas 75057
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 906-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 5. OTHER EVENTS.

On March 9, 2001, the registrant entered into a purchase agreement for the issuance and sale of $130,000,000 aggregate principal amount ($150,000,000 if the initial purchasers exercise in full their purchase option) of its 5.25% Convertible Senior Subordinated Notes due 2009 through a private placement to qualified institutional buyers pursuant to Rule 144A and in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended. On March 9, 2001, the registrant also entered into a purchase agreement for the issuance and sale of $355,000,000 aggregate principal amount of its 101/8% Senior Notes due 2008 through a private placement to qualified institutional buyers pursuant to Rule 144A and in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended. The registrant expects to close both of the transactions on or about March 15, 2001. For additional information concerning these securities, refer to the exhibits contained in this Current Report on Form 8-K.



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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       Exhibits

          The following exhibits are filed as part of this Report:

          No.      Exhibit
          99.1     Press Release dated March 9, 2001 regarding Convertible
                   Senior Subordinated Notes Offering.

          99.2     Press Release dated March 9, 2001 regarding Senior Notes
                   Offering.

          99.3     Press Release dated February 22, 2001 regarding offerings.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FLEMING COMPANIES , INC.


                                            By:  /s/ Neal J. Rider
                                                --------------------------
                                                Neal J. Rider
                                                Executive Vice President and
                                                Chief Financial Officer


Date:  March 12, 2001



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
 99.1        Press Release dated March 9, 2001 regarding Convertible Senior
             Subordinated Notes Offering.

 99.2        Press Release dated March 9, 2001 regarding Senior Notes Offering.

 99.3        Press Release dated February 22, 2001 regarding offerings.




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